EXHIBIT 32

CERTIFICATION OF CHIEF EXECUTIVE OFFICER
AND PRINCIPAL FINANCIAL OFFICER
GLOBAL ACQUISITIONS CORPORATION
PURSUANT TO 18 U.S.C. SECTION 1350

I hereby certify that, to the best of my knowledge, the Quarterly Report on Form 10-Q of Global Acquisitions Corporation for the quarter ended March 31, 2021:

(1) complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material aspects, the financial condition and results of operations of Global Acquisitions Corporation.

Dated: May 17, 2021

/s/ Ronald Boreta
Ronald Boreta
Chief Executive Officer
(Principal Executive Officer) and
Principal Financial Officer

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to All-American SportPark, Inc. and will be retained by Global Acquisitions Corporation and furnished to the Securities and Exchange Commission upon request.